As filed with the U.S. Securities and Exchange Commission on January 6, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

1

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

October 31, 2022

The Acquirers Fund

Ticker: ZIG

The Acquirers Fund

The Acquirers Fund

Letter to Shareholders
October 31, 2022 (Unaudited)

Fellow investors,

This is the 2022 semi-annual letter for The Acquirers Fund (“ZIG” or the “Fund”). The information in this letter relates to the six-months from May 1, 2022 through October 31, 2022 (the “current fiscal period”).

The Fund seeks to hold a variety of U.S.-listed stocks with the best risk/return characteristics among those with the lowest potential for total loss. Our objective is not to maximize returns, but to maximize returns for the risks taken while attempting to avoid total losses.

We’re not trying to find the best businesses. We seek the companies at the deepest discount from a conservative valuation and the financial strength to survive come what may. This is deep value investing.

Business and investing are inherently risky. The returns we earn are compensation for bearing the usual risks of equity. In the ordinary course of business, equity gets the residual after all other obligations are met. In a liquidation, equity stands last in line. Our objective is to be well compensated for the risks we bear, and to avoid obvious, uncompensated risks.

One simple way to do this is to avoid stocks with the qualities that have in the past led to total losses. The most common ones have been too much debt; a reliance on outside financing; a pennies-in-front-of-a-steam-roller business model; and managers who make money off shareholders, not with them.

Another simple way at the portfolio level is to avoid leverage, excessive concentration, or overpaying. When we make changes to the portfolio we will always seek to incrementally improve its risk/return potential.

Our investment process begins with the Acquirer’s Multiple®, our name for the rough valuation method used by financial acquirers seeking to buy businesses whole. We seek operating businesses at a price for the enterprise that implies expectations for future profitability lower than the business has delivered in the past. We want businesses with a long operating history materially better than the market’s expectations. Our goal is to find those at the widest differential between the market’s expectations and historical results. In doing so we are making an educated guess that the future looks something like the past. When that is not true, we will make mistakes.

A business has value only to the extent it is economically profitable. Economic profitability is more than accounting profitability. It is the business’s profitability adjusted for the opportunity cost of the capital used to produce those profits. It is the amount a business earns over and above other, alternative uses of capital. The higher the business’s economic profitability over the full business cycle, the greater the value of the business.

The Acquirers Fund

Letter to Shareholders
October 31, 2022 (Unaudited) (Continued)

Stable or growing economic profits evidence a competitive advantage. Stability also makes it easier, or even possible, to estimate a value for the business. These businesses are rare, and worth a premium to the average business. Most businesses earn returns that are far from stable. They are less likely to possess a competitive advantage. They are also harder to value. Any estimate of their value must be wider to accommodate both good times and bad. These businesses tend to trade cyclically—they may trade at a premium at the top of the cycle and at a discount at the trough. This is both an opportunity and a risk, necessitating a deeper discount and a bigger upside—two sides of the same coin.

We are agnostic to the cyclicality or otherwise of a business. We prefer stable or growing economic profitability, but at a price—one that implies lower expectations. If another, more cyclical stock offers a better risk/return potential, we’ll favor it. In either case, we want businesses that can earn more than their cost of capital over the full business cycle, and we want to buy them when their cost of capital is high—when they’re cheap.

We seek to pay a price that implies a reasonable margin for error for the business. To further minimize the impact of valuation errors, we prefer well-capitalized companies with resilient businesses that generate free cash flows, and managers who put those cash flows to their highest and best use—reinvestment, buybacks, dividends, returns of capital, or acquisitions.

We sell when stocks approach fair value, we find a better opportunity, or we err in our initial estimate of the stock’s prospects. We have made, and expect to continue to make, many sales for the third reason. We believe the tax treatment of the exchange-traded fund (ETF) structure makes this buy-and-sell strategy more favorable on an after-tax basis than a comparable buy-and-hold strategy in a managed account, mutual fund, or limited partnership.

Stocks become deeply discounted only when there is some contention about their prospects. The more contentious the future, the deeper the discount. In many instances the market will be right, and we will be wrong. All investing is balancing the magnitude and frequency of gains with the magnitude and frequency of losses. We seek a wide margin of safety to deliver enough return when we are right and to limit the losses when we are wrong.

We apply risk-management principles drawn from both qualitative and quantitative value investment. Qualitatively, we adhere to the principles of traditional value investment codified by Benjamin Graham. We seek a margin of safety in three ways:

1.	a durable business capable of generating sufficient free cash flows to justify the capital invested in it,

The Acquirers Fund

Letter to Shareholders
October 31, 2022 (Unaudited) (Continued)

2.	a deep discount to a conservative valuation, and

3.	appropriate capitalization.

The objective of the quantitative value approach is to limit behavioral errors and cognitive biases. We draw from a consistent opportunity set to prevent style drift, diversify the portfolio, restrict position sizes, and regularly rebalance to prevent any holding becoming too big relative to the rest of the portfolio.

Finally, we concentrate into our best ideas. We hold about thirty positions, reweighted equally at each quarterly rebalance. There are other ways to determine position sizes, but we believe they introduce false precision and potentially oversized mistakes. Our goal is mistake and regret minimization.

The Acquirer’s Multiple® valuation spread measures the difference between the median valuations of the cheapest decile (ten percent) and the investable universe of stocks. The cheapest decile has remained stubbornly wide relative to the median stock in our universe. The spread peaked at the end of September and closed to the third widest reading at the end of the period. At the time of writing, it remains wider than at any other time before June this year, including the peak of the 2000 Dot Com bubble, and the trough of the 2009 Global Financial Crisis. The long positions in the Fund have endured this headwind since inception. If and when the valuations in the cheapest decile begin to close, the Fund should enjoy a tailwind.

We don’t invest with any overarching themes or macro views. No one can predict the direction of the market. It can go up or down a lot. How much is unknowable. Sometimes business will slow and multiples compress, and sometimes business will accelerate, and multiples expand. It is unforeseeable, out of our control, and best ignored or assumed. Our aim is to hold a sufficiently diversified portfolio of businesses with the lowest risk of total loss. They’ll have long operating histories evidencing economic returns. We seek a wide differential between the market’s expectations and the business’s historical results. We will regularly rebalance towards those with best risk/reward properties.

Fund and Individual Stock Performance

For the current fiscal period the Fund fell -6.52 percent on a market price basis and -6.67 percent at NAV. For comparison purposes, the S&P 500 Index®, on a total return basis, fell -5.50 percent. The Fund’s best performing positions were O’Reilly Automotive, Inc. (ORLY) (31.4 percent), Vertex Pharmaceuticals, Inc. (VRTX) (16.1 percent) and Warrior Met Coal, Inc. (HCC) (10.5 percent) while the three worst long performers were Meta Platforms, Inc. - Class A (META) (-51.9 percent), GrafTech International, Ltd. (EAF) (-41.4 percent), and HP, Inc. (HPQ) (-28.9 percent).

The Acquirers Fund

Letter to Shareholders
October 31, 2022 (Unaudited) (Continued)

Thank you for investment in the Acquirers Fund. We look forward to a continued resurgence for value.

Yours sincerely,
The Acquirers Fund

Tobias E. Carlisle
Principal and Founder
Acquirers Funds, LLC

Must be preceded or accompanied by a prospectus.

The Acquirers Fund is distributed by Quasar Distributors, LLC.

Past Performance does not guarantee future results.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV) and may trade at a discount or premium to NAV. Shares are not individually redeemable from the Fund and may be only be acquired or redeemed from the Fund in creation units. Brokerage commissions will reduce returns. Companies with high yield or payout ratio may underperform other securities in certain market conditions and reduce or discontinue paying dividends entirely while included in the Index. The Fund return may not match or achieve a high degree of correlation with the return of the underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets investments. Investments in mid-cap companies may involve less liquidity and greater volatility than larger companies.

Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

Cash Flow is the net amount of cash and cash-equivalents transferred into and out of a business.

S&P 500® Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The Acquirer’s Index is composed of the 30 stocks from the largest 25% of all stocks (equivalent to a market capitalization greater than approximately $2 billion) listed in the U.S. measured by The Acquirer’s Multiple®, a valuation metric developed and published in 2014 by Tobias Carlisle, Managing Member of the Adviser.

It is not possible to invest directly in an index.

For a complete list of Fund holdings please see the Schedule of Investments. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Acquirers Fund

Portfolio Allocation
As of October 31, 2022 (Unaudited)

Sector	Percentage of Net Assets
Consumer, Non-cyclical	24.0%
Consumer, Cyclical	19.6
Financial	19.6
Technology	13.4
Industrial	10.3
Basic Materials	6.6
Energy	4.3
Communications	2.1
Other Assets in Excess of Liabilities	0.1
Short-Term Investments (a)	0.0
Total	100.0%

(a)	Represents less than 0.05% of net assets.

The Acquirers Fund

Schedule of Investments
October 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Basic Materials — 6.6%
25,427	Southern Copper Corporation	$1,194,306
58,964	United States Steel Corporation	1,200,507
		2,394,813
	Communications — 2.1%
8,080	Meta Platforms, Inc. - Class A (a)	752,733

	Consumer, Cyclical — 19.6%
16,231	Best Buy Company, Inc.	1,110,363
3,426	Domino’s Pizza, Inc.	1,138,254
1,701	O’Reilly Automotive, Inc. (a)	1,424,026
29,895	PulteGroup, Inc.	1,195,501
8,795	Williams-Sonoma, Inc.	1,089,085
10,207	Yum! Brands, Inc.	1,206,978
		7,164,207
	Consumer, Non-cyclical — 24.0%
5,119	Amgen, Inc.	1,383,922
15,593	Colgate-Palmolive Company	1,151,387
17,603	Hologic, Inc. (a)	1,193,483
5,269	Laboratory Corporation of America Holdings	1,168,980
28,456	National Beverage Corporation	1,349,384
5,420	United Therapeutics Corporation (a)	1,249,473
4,053	Vertex Pharmaceuticals, Inc. (a)	1,264,536
		8,761,165
	Energy — 4.3%
42,125	Warrior Met Coal, Inc.	1,564,522

	Financial — 19.6%
36,994	Artisan Partners Asset Management, Inc. - Class A	1,054,699
13,152	Evercore, Inc. - Class A	1,382,275
34,790	Federated Hermes, Inc.	1,208,952
23,284	First American Financial Corporation	1,173,514
22,019	SEI Investments Company	1,195,632
10,738	T. Rowe Price Group, Inc.	1,139,946
		7,155,018

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Schedule of Investments
October 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Industrial — 10.3%
19,922	Boise Cascade Company	$1,330,192
225,893	GrafTech International, Ltd.	1,149,796
22,462	Louisiana-Pacific Corporation	1,272,472
		3,752,460
	Technology — 13.4%
43,222	HP, Inc.	1,193,792
22,448	Micron Technology, Inc.	1,214,437
17,150	Oracle Corporation	1,338,900
7,139	Texas Instruments, Inc.	1,146,737
		4,893,866
	TOTAL COMMON STOCKS (Cost $41,038,439)	36,438,784

	SHORT-TERM INVESTMENTS — 0.0% (b)
5,000	First American Government Obligations Fund - Class X, 2.92% (c)	5,000
5,000	First American Treasury Obligations Fund - Class X, 3.06% (c)	5,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
	Total Investments (Cost $41,048,439) — 99.9%	36,448,784
	Other Assets in Excess of Liabilities — 0.1%	40,194
	NET ASSETS — 100.0%	$36,488,978

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Rate shown is the annualized seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statement of Assets and Liabilities
October 31, 2022 (Unaudited)

ASSETS
Investments in securities, at value (Cost $41,048,439)	$36,448,784
Cash	33,354
Dividends and interest receivable	33,021
Total assets	36,515,159

LIABILITIES
Management fees payable	26,181
Total liabilities	26,181

NET ASSETS	$36,488,978

Net Assets Consist of:
Paid-in capital	$52,032,040
Total distributable earnings (accumulated deficit)	(15,543,062)
Net assets	$36,488,978

Net Asset Value:
Net assets	$36,488,978
Shares outstanding ^	1,475,000
Net asset value, offering and redemption price per share	$24.74

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statement of Operations
For the Six-Months Ended October 31, 2022 (Unaudited)

INCOME
Dividends	$430,382
Interest	85
Total investment income	430,467

EXPENSES
Management fees	176,962
Total expenses	176,962
Net investment income (loss)	253,505

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(4,200,361)
Change in unrealized appreciation (depreciation) on:
Investments	1,066,821
Net realized and unrealized gain (loss) on investments	(3,133,540)
Net increase (decrease) in net assets resulting from operations	$(2,880,035)

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$253,505	$279,009
Net realized gain (loss) on investments	(4,200,361)	7,486,750
Change in unrealized appreciation (depreciation) on investments	1,066,821	(8,468,411)
Net increase (decrease) in net assets resulting from operations	(2,880,035)	(702,652)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(84,885)
Total distributions to shareholders	—	(84,885)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,198,357	50,448,275
Payments for shares redeemed	(4,914,600)	(37,903,024)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,716,243)	12,545,251
Net increase (decrease) in net assets	$(4,596,278)	$11,757,714

NET ASSETS
Beginning of period/year	$41,085,256	$29,327,542
End of period/year	$36,488,978	$41,085,256

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	125,000	1,725,000
Shares redeemed	(200,000)	(1,300,000)
Net increase (decrease)	(75,000)	425,000

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Financial Highlights

For a capital share outstanding throughout the period/year

	Six-Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022	Year Ended April 30, 2021	Period Ended April 30, 2020(1)
Net asset value, beginning of period/year	$26.51		$26.07	$20.97	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.16		0.20	(0.14)	0.09
Net realized and unrealized gain (loss) on investments (3)	(1.93)		0.30	5.28	(4.12)
Total from investment operations	(1.77)		0.50	5.14	(4.03)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	—		(0.06)	(0.04)	—
Total distributions to shareholders	—		(0.06)	(0.04)	—

Net asset value, end of period/year	$24.74		$26.51	$26.07	$20.97
Total return	-6.67	%(4)	1.87%	24.55%	-16.13	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$36,489		$41,085	$29,328	$16,250

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Financial Highlights

For a capital share outstanding throughout the period/year (Continued)

	Six-Months Ended October 31, 2022 (Unaudited)		Year Ended April 30, 2022		Year Ended April 30, 2021		Period Ended April 30, 2020(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses before fees waived to average net assets	0.89	%(5)	1.07	%(8)	2.92%		2.27	%(5)
Expenses after fees waived to average net assets	0.89	%(5)	1.07	%(8)	2.88	%(6)	2.12	%(5)(6)
Expenses excluding dividend and interest expense on short positions before fees waived to average net assets	0.89	%(5)	0.92	%(8)	0.94%		0.94	%(5)
Expenses excluding dividend and interest expense on short positions after fees waived to average net assets	0.89	%(5)	0.92	%(8)	0.90	%(6)	0.79	%(5)(6)
Net investment income (loss) to average net assets	1.27	%(5)	0.70%		-0.60%		0.36	%(5)
Net investment income (loss) excluding dividend and interest expense on short positions before fees waived to average net assets	1.27	%(5)	0.86%		1.34%		1.54	%(5)
Net investment income (loss) excluding dividend and interest expense on short positions after fees waived to average net assets	1.27	%(5)	0.86%		1.38	%(6)	1.69	%(5)(6)
Portfolio turnover rate (7)	35	%(4)	86%		233%		207	%(4)

(1)	Commencement of operations on May 14, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Effective from commencement of operations through August 31, 2020, the Adviser contractually agreed to waive 15 basis points (0.15%) of its management fees for the Fund.
(7)	Excludes the impact of in-kind transactions.
(8)	Effective December 7, 2021, the Adviser reduced its management fee from 0.94% to 0.89%.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Notes to Financial Statements

October 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The Acquirers Fund (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation. Prior to December 7, 2021, the investment objective of the Fund was to track the performance, before fees and expenses, of the Acquirer’s Index (the “Index”). The Fund commenced operations on May 14, 2019.

The end of the reporting period for the Fund is October 31, 2022, and the period covered by these Notes to Financial Statements is the period from May 1, 2022 to October 31, 2022 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on The Nasdaq Stock Market®, Nasdaq Global Select Markets® and Nasdaq Capital Market Exchange® (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$36,438,784	$—	$—	$36,438,784
Short-Term Investments	10,000	—	—	10,000
Total Investments in Securities	$36,448,784	$—	$—	$36,448,784

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities and covers of securities sold short, if any, are determined

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

on a specific identification basis. Dividend income and expense is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and primarily relate to differing book and tax treatments of redemptions in-kind.

For the fiscal year ended April 30, 2022, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(5,939,759)	$5,939,759

During the fiscal year ended April 30, 2022, the Fund realized $5,939,759 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

J.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Acquirers Funds, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Toroso Investments, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.89% of the Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$14,191,789	$13,793,552

During the current fiscal period, there were no purchases or sales of U.S. Government securities by the Fund.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

During the current fiscal period, in-kind transactions associated with creations and redemptions for the Fund were as follows:

In-Kind Purchases	In-Kind Sales
$3,177,808	$4,887,910

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit), are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at April 30, 2022 were as follows:

Tax cost of investments	$47,055,534
Gross tax unrealized appreciation	$303,895
Gross tax unrealized depreciation	(6,465,470)
Net tax unrealized appreciation (depreciation)	(6,161,575)
Undistributed ordinary income	149,390
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(6,650,842)
Distributable earnings (accumulated deficit)	$(12,663,027)

The differences between the cost basis for financial statement and federal income tax purposes are primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2022, the Fund did not elect to defer any post-October capital losses or late year ordinary losses.

As of April 30, 2022, the Fund had a short-term capital loss carryforward of $6,350,403 and a long-term capital loss carryforward of $300,439. These amounts do not have an expiration date. During the fiscal year ended April 30, 2022, the Fund utilized $1,617,332 of capital loss carryforward that was available as of April 30, 2021.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

The tax character of distributions paid by the Fund during the fiscal years ended April 30, 2022 and April 30, 2021, was as follows:

	Year Ended April 30, 2022	Year Ended April 30, 2021
Ordinary Income	$84,885	$41,362

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2022 (Unaudited) (Continued)

NOTE 7 – RISKS

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

The Acquirers Fund

Expense Example

For the Six-Months Ended October 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

The Acquirers Fund

Expense Example

For the Six-Months Ended October 31, 2022 (Unaudited) (Continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period(1)
Actual	$ 1,000.00	$ 933.30	$4.34
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.72	$4.53

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 0.89%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

The Acquirers Fund

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

The Acquirers Fund

Federal Tax Information

(Unaudited)

For the fiscal year ended April 30, 2022, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions that qualified for the corporate dividend received deduction for the fiscal year ended April 30, 2022 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or on the Fund’s website at www.acquirersfund.com. The Fund’s portfolio holdings are posted on its website at www.acquirersfund.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.acquirersfund.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

The Acquirers Fund

Information About the Fund’s Trustees

(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.acquirersfund.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.acquirersfund.com.

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Adviser

Acquirers Funds, LLC
609 Deep Valley Drive, Suite 200
Rolling Hills, California 90274

Sub-Adviser

Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

The Acquirers Fund

Symbol – ZIG
CUSIP – 26922A263

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	1/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	1/5/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	1/5/2023

*	Print the name and title of each signing officer under his or her signature.